UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2025

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Quince Orchard Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	NVAX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On January 13, 2025, Novavax, Inc. (the “Company”) plans to provide an update for investors in which it reaffirmed its guidance for full year 2024.

The Company is in the process of finalizing its financial results for the year ended December 31, 2024, and the foregoing preliminary financial data is based on available information to date. This financial data for the year ended December 31, 2024 is preliminary and may change. This preliminary financial data has been prepared by, and is the responsibility of, the Company’s management. Ernst & Young LLP, the Company’s independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to this preliminary financial data, nor have any other independent accountants. Accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto. The Company’s actual results for this period may differ from the foregoing preliminary financial data and such changes could be material. In addition, this preliminary financial data should not be viewed as a substitute for full financial statements for the year ended December 31, 2024 prepared in accordance with U.S. generally accepted accounting standards. Additional information that will be material to investors will be provided in these financial statements, and, accordingly, investors should not place undue reliance on the limited preliminary information being provided herein.

This Current Report on Form 8-K includes forward-looking statements including statements regarding the Company’s current expectations, financial results and anticipated results of operations, including full year 2024 financial guidance; expected combined annual research and development and selling, general and administrative expenses for 2025 and 2026. Generally, forward-looking statements can be identified through the use of words or phrases such as “could,” “will,” “would,” “can,” “estimate,” “continue,” “ongoing,” “consider,” “anticipate,” “intend,” “seek,” “plan,” “project,” “expect,” “should,” “prepare”, or “aim”, the negative of these terms, or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements involve estimates, assumptions, risks, and uncertainties that could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, and, therefore, you should not place considerable reliance on any such forward-looking statements. Such risks and uncertainties include, among others, that the Company’s full financial statements for the year ended December 31, 2024 prepared in accordance with U.S. generally accepted accounting standards may differ materially from the preliminary and unaudited amounts reported herein and other risks and uncertainties are identified under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, in subsequent Quarterly Reports on Form 10-Q and in any subsequent filings with the Securities and Exchange Commission. Further, any forward-looking statement speaks only as of the date when it is made, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. New factors emerge from time to time, and it is not possible for the Company to predict which factors will arise. In addition, the Company cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Item 7.01.	Regulation FD Disclosure.

On January 13, 2025, the Company plans to provide an update for investors at the 43rd Annual J.P. Morgan Healthcare Conference in San Francisco, California, presenting information relating to certain strategic and business updates (the “Investor Presentation”), which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference. A copy of the Investor Presentation will also be accessible on the Company’s website at www.novavax.com under “Latest Investor Presentation.”

Cautionary Note Regarding Forward-Looking Statements. The Investor Presentation contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the Investor Presentation regarding these forward-looking statements.

The information in Item 2.02 and Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. In addition, the contents of the Company’s website are not incorporated by reference into this Current Report on Form 8-K and you should not consider information provided on the Company’s website to be part of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation of Novavax, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novavax, Inc.

Date: January 13, 2025	By:	/s/ Mark Casey
	Name:	Mark Casey
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary